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                                                                  EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of Barr Laboratories, Inc. on Form S-3 of our report dated
August 28, 1997 (January 28, 1998 as to Notes 1(f), 1(h), 5 and 8) appearing in the Prospectus which is part of the Registration Statement on Form S-3 (No. 333-45339) of Barr Laboratories, Inc.

DELOITTE & TOUCHE LLP
Parsippany, New Jersey
March 11, 1998